                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

              SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)

                        For Month Ending August 31, 2001
                                        -----------

BEGINNING BALANCE IN ALL ACCOUNTS                        $   7,878,880
                                                        --------------

RECEIPTS:
   1. Receipts from operations                           $      12,467
                                                        --------------
   2. Other Receipts                                     $     156,549
                                                        --------------
   3. Miscellaneous Receipts                             $           -
                                                        --------------
   4. Sale Of Assets                                     $       7,500
                                                        --------------
   5. Receipt Of Escrow                                  $     259,028
                                                        --------------
   6. General Motors Funding                             $           -
                                                        --------------

DISBURSEMENTS:
   3. Net payroll:
      a. Officers                                        $      25,418
                                                        --------------
      b. Others                                          $      17,412
                                                        --------------

   4. Taxes
      a. Federal Income Taxes                            $      14,112
                                                        --------------
      b. FICA withholdings                               $       1,889
                                                        --------------
      c. Employee's withholdings (2)                     $         296
                                                        --------------
      d. Employer's FICA                                 $       1,889
                                                        --------------
      e. Federal Unemployment Taxes                      $           -
                                                        --------------
      f. State Income Tax                                $       1,842
                                                        --------------
      g. State Employee withholdings                     $           -
                                                        --------------
      h. All other taxes                                 $           -
                                                        --------------

   5. Necessary expenses:
      a. Rent or mortgage payments (s)                   $      21,418
                                                        --------------
      b. Utilities                                       $           -
                                                        --------------
      c. Insurance                                       $      40,683
                                                        --------------
      d. Merchandise bought for manufacture or sale      $           -
                                                        --------------
      e. Other necessary expenses
              Foothill Secured Loan                      $           -
                                                        --------------
              Asset Sale Related Expenses                $           -
                                                        --------------
              Union Closure Agreement                    $           -
                                                        --------------
              Professional/Trustee Fees                  $     222,362
                                                        --------------
              All Other Disbursements                    $      54,964
                                                        --------------
TOTAL DISBURSEMENTS                                      $     402,287
                                                        --------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     33,257
                                                                              --------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $  7,909,816
       OPERATING ACCOUNT: 5800272592                                          --------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $      6,363
       PAYROLL ACCOUNT: 5800272618                                            --------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $     (2,102)
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                             --------------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
       PAYROLL ACCOUNT: 5800026501                                              $     (2,188)
                                                                              --------------
ENDING BALANCE IN ALL ACCOUNTS                           $   7,911,889
                                                        --------------


(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF AUGUST 1, 2001 THROUGH AUGUST 31, 2001 (1)
----------------------------------------------------------------------

DATE RECEIVED             DESCRIPTION                                     AMOUNT
-------------             -----------                                     ------
None                      General Motors                                $      -
None                      Chrysler Progress Payments                           -
None                      Chrysler Holdbacks                                   -
None                      Chrysler Repairs                                     -
None                      Misc. Holdbacks & Acceptances                        -
None                      Verson Std. Products                                 -
None                      Corporate                                            -
None                      Receipt of Escrow                              259,028
None                      Note Receivable                                      -
                          Additional Receipts                                  -
Various                       Employee Related/COBRA Receipts-Foothill         -
Various                       Operational Receipts                        12,467
Various                       Sales Of Assets                              7,500
Various                       Other Receipts                             156,549
Various                       GM Funding                                       -
                                                                    ------------
                    TOTAL  RECEIPTS                                    $ 435,544
                                                                    ------------




(1) Please see attached pages for the detail of receipts by Company bank account


                       OPERATING REPORT Page 2 (2 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272592
              -----------------------------------------------------------------


DATE RECEIVED             DESCRIPTION                                     AMOUNT
-------------             -----------                                     ------
None                      General Motors                                $      -
None                      Chrysler Progress Payments                           -
None                      Chrysler Holdbacks                                   -
None                      Chrysler Repairs                                     -
None                      Misc. Holdbacks & Acceptances                        -
None                      Verson Std. Products                                 -
None                      Corporate                                            -
None                      Receipt of Escrow                              259,028
None                      Note Receivable                                      -
Various                   Additional Receipts                                  -
Various                       Employee Related/COBRA Receipts-Foothill         -
Various                       Operational Receipts                        12,467
Various                       Sales Of Assets                              7,500
Various                       Other Receipts                             156,549
Various                       GM Funding                                       -
                                                                    ------------
                    TOTAL  RECEIPTS                                    $ 435,544
                                                                    ------------




Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                       OPERATING REPORT Page 2 (3 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------


                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272618
              -----------------------------------------------------------------


DATE RECEIVED             DESCRIPTION                                     AMOUNT
-------------             -----------                                     ------
None                      General Motors                                $      -
None                      Chrysler Progress Payments                           -
None                      Chrysler Holdbacks                                   -
None                      Chrysler Repairs                                     -
None                      Misc. Holdbacks & Acceptances                        -
None                      Verson Std. Products                                 -
None                      Corporate                                            -
None                      Receipt of Escrow                                    -
None                      Note Receivable                                      -
                          Additional Receipts                                  -
None                          Employee Related/COBRA Receipts-Foothill         -
None                          Operational Receipts                             -
None                          Sales Of Assets                                  -
None                          Other Receipts                                   -
None                          GM Funding                                       -
                                                                    ------------
                    TOTAL  RECEIPTS                                    $       -
                                                                    ------------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.




                       OPERATING REPORT Page 2 (4 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272600
              -----------------------------------------------------------------


DATE RECEIVED             DESCRIPTION                                     AMOUNT
-------------             -----------                                     ------
None                      General Motors                                $      -
None                      Chrysler Progress Payments                           -
None                      Chrysler Holdbacks                                   -
None                      Chrysler Repairs                                     -
None                      Misc. Holdbacks & Acceptances                        -
None                      Verson Std. Products                                 -
None                      Corporate                                            -
None                      Receipt of Escrow                                    -
None                      Note Receivable                                      -
                          Additional Receipts                                  -
None                          Employee Related/COBRA Receipts-Foothill         -
None                          Operational Receipts                             -
None                          Sales Of Assets                                  -
None                          Other Receipts                                   -
None                          GM Funding                                       -
                                                                    ------------
                    TOTAL  RECEIPTS                                    $       -
                                                                    ------------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.




                       OPERATING REPORT Page 2 (5 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                                RECEIPTS LISTING
                                ----------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: VERSON CORPORATION PAYROLL ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800026501
              -----------------------------------------------------------------


DATE RECEIVED             DESCRIPTION                                     AMOUNT
-------------             -----------                                     ------
None                      General Motors                                $      -
None                      Chrysler Progress Payments                           -
None                      Chrysler Holdbacks                                   -
None                      Chrysler Repairs                                     -
None                      Misc. Holdbacks & Acceptances                        -
None                      Verson Std. Products                                 -
None                      Corporate                                            -
None                      Receipt of Escrow                                    -
None                      Note Receivable                                      -
                          Additional Receipts                                  -
None                          Operational Receipts                             -
None                          Operational Receipts-Foothill Account            -
None                          Sales Of Assets                                  -
None                          Other Receipts                                   -
None                          GM Funding                                       -
                                                                    ------------
                    TOTAL  RECEIPTS                                    $       -
                                                                    ------------


Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.




                       OPERATING REPORT Page 2 (6 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF AUGUST 1, 2001 THROUGH AUGUST 31, 2001
-------------------------------------------------------------------------


DATE DISBURSED       CHECK/WIRE NO.          DESCRIPTION                           AMOUNT
--------------       --------------          -----------                           ------

  Various               Various              Salaries, Benefits & Insurance       $ 103,543
    None                  None               Stay Bonus                                   -
    None                  None               Utilities                                    -
  Various               Various              Rents & Leases                          21,418
    None                  None               Remaining Man. Costs                         -
    None                  None               Pre-Petition Vendor Payments                 -
    None                  None               Real Estate Taxes                            -
    None                  None               Asset Sale Related Expenses                  -
    None                  None               Foothill Capital-Secured Loan                -
    None                  None               Union Closure Agreement                      -
    None                  None               Parts Purchases                              -
  Various               Various              Professional/Trustee Fees              222,362
    None                  None               Foothill Principal Payments                  -
    None                  None               Boeing Letter of Credit                      -
    None                  None               Foothill Interest & Fees                     -
  Various               Various              All Other                               54,964
                                                                                ------------
                                      TOTAL DISBURSEMENTS                         $ 402,287
                                                                                ------------

(1) Please see attached pages for the detail of disbursements by Company bank account


                       OPERATING REPORT Page 3 (7 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272592
              -----------------------------------------------------------------



DATE DISBURSED       CHECK/WIRE NO.          DESCRIPTION                           AMOUNT
--------------       --------------          -----------                           ------

  Various               Various              Salaries, Benefits & Insurance       $ 103,543
    None                  None               Stay Bonus                                   -
    None                  None               Utilities                                    -
  Various               Various              Rents & Leases                          21,418
    None                  None               Remaining Man. Costs                         -
    None                  None               Pre-Petition Vendor Payments                 -
    None                  None               Real Estate Taxes                            -
    None                  None               Asset Sale Related Expenses                  -
    None                  None               Foothill Capital-Secured Loan                -
    None                  None               Union Closure Agreement                      -
    None                  None               Parts Purchases                              -
  Various               Various              Professional/Trustee Fees              222,362
    None                  None               Foothill Principal Payments                  -
    None                  None               Boeing Letter of Credit                      -
    None                  None               Foothill Interest & Fees                     -
  Various               Various              All Other                               54,964
                                                                                ------------
                                      TOTAL DISBURSEMENTS                         $ 402,287
                                                                                ------------




     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (8 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272618
              -----------------------------------------------------------------



DATE DISBURSED       CHECK/WIRE NO.          DESCRIPTION                           AMOUNT
--------------       --------------          -----------                           ------

    None                  None               Salaries, Benefits & Insurance       $       -
    None                  None               Stay Bonus                                   -
    None                  None               Utilities                                    -
    None                  None               Rents & Leases                               -
    None                  None               Remaining Man. Costs                         -
    None                  None               Pre-Petition Vendor Payments                 -
    None                  None               Real Estate Taxes                            -
    None                  None               Asset Sale Related Expenses                  -
    None                  None               Foothill Capital-Secured Loan                -
    None                  None               Union Closure Agreement                      -
    None                  None               Parts Purchases                              -
    None                  None               Professional/Trustee Fees                    -
    None                  None               Foothill Principal Payments                  -
    None                  None               Boeing Letter of Credit                      -
    None                  None               Foothill Interest & Fees                     -
    None                  None               All Other                                    -
                                                                                ------------
                                      TOTAL DISBURSEMENTS                         $       -
                                                                                ------------




     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (9 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800272600
              -----------------------------------------------------------------



DATE DISBURSED       CHECK/WIRE NO.          DESCRIPTION                           AMOUNT
--------------       --------------          -----------                           ------

    None                  None               Salaries, Benefits & Insurance       $       -
    None                  None               Stay Bonus                                   -
    None                  None               Utilities                                    -
    None                  None               Rents & Leases                               -
    None                  None               Remaining Man. Costs                         -
    None                  None               Pre-Petition Vendor Payments                 -
    None                  None               Real Estate Taxes                            -
    None                  None               Asset Sale Related Expenses                  -
    None                  None               Foothill Capital-Secured Loan                -
    None                  None               Union Closure Agreement                      -
    None                  None               Parts Purchases                              -
    None                  None               Professional/Trustee Fees                    -
    None                  None               Foothill Principal Payments                  -
    None                  None               Boeing Letter of Credit                      -
    None                  None               Foothill Interest & Fees                     -
    None                  None               All Other                                    -
                                                                                ------------
                                      TOTAL DISBURSEMENTS                         $       -
                                                                                ------------




     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (10 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------

                              DISBURSEMENT LISTING
                              --------------------

                        FOR MONTH ENDING August 31, 2001
                                        -----------

Bank:         LASALLE BANK N.A.
              -----------------------------------------------------------------
Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
              -----------------------------------------------------------------
Account Name: VERSON CORPORATION PAYROLL ACCOUNT
              -----------------------------------------------------------------
Account No.:  5800026501
              -----------------------------------------------------------------



DATE DISBURSED       CHECK/WIRE NO.          DESCRIPTION                           AMOUNT
--------------       --------------          -----------                           ------

    None                  None               Salaries, Benefits & Insurance       $       -
    None                  None               Stay Bonus                                   -
    None                  None               Utilities                                    -
    None                  None               Rents & Leases                               -
    None                  None               Remaining Man. Costs                         -
    None                  None               Pre-Petition Vendor Payments                 -
    None                  None               Real Estate Taxes                            -
    None                  None               Asset Sale Related Expenses                  -
    None                  None               Foothill Capital-Secured Loan                -
    None                  None               Union Closure Agreement                      -
    None                  None               Parts Purchases                              -
    None                  None               Professional/Trustee Fees                    -
    None                  None               Foothill Principal Payments                  -
    None                  None               Boeing Letter of Credit                      -
    None                  None               Foothill Interest & Fees                     -
    None                  None               All Other                                    -
                                                                                ------------
                                      TOTAL DISBURSEMENTS                         $       -
                                                                                ------------




     You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 17)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------


                        FOR MONTH ENDING August 31, 2001
                                        -----------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                 Beginning Inventory                 $         -
                                                     -----------
                 Add: purchases                      $         -
                                                     -----------
                 Less: goods sold                    $         -
                       (cost basis)                  -----------

                 Ending Inventory                    $         -
                                                     -----------

PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                        $    62,860
                                                     -----------
Payroll taxes due but unpaid                         $         -
                                                     -----------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                               Amount of             Number of           Amounts of
                                         Date regular           Regular              Payments             Payments
      Name of Creditor/Lessor           payment is due          Payment             Delinquent           Delinquent*
------------------------------------   ------------------     ----------------     --------------       -------------
                                                                                                            $    -





* Include only post-petition payments


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------


                        FOR MONTH ENDING August 31, 2001
                                        -----------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:
         Beginning month balance                                $ 13,719,950
                                                              ----------------
         Add:    sales on account (2)                           $          -
                                                              ----------------
         Less:  collections/adjustments                         $    (12,467)
                                                              ----------------
         End of month balance                                   $ 13,707,483
                                                              ----------------


   0-30 Days               31-60 Days             61-90 Days               Over 90 Days (1)              End of Month
-----------------        ---------------        ---------------           -------------------          -----------------
 $    -                 $      -               $      -                    $       13,706,681             $   13,706,681
-----------------        ---------------        ---------------           -------------------          -----------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------

                 Beginning of month balance          $         -
                                                     -----------

                 Add: credit extended                  $ 194,996
                                                     -----------

                 Less: payments of account            $ (194,996)
                                                     -----------

                 End of month balance                          0
                                                     -----------


   0-30 Days               31-60 Days             61-90 Days                 Over 90 Days                End of Month
-----------------        ---------------        ---------------           -------------------          -----------------
 $    -                 $      -               $      -                    $     -                        $      -
-----------------        ---------------        ---------------           -------------------          -----------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION                 CASE NO. 00 B 28798
            ---------------------------                          ----------


                        FOR MONTH ENDING August 31, 2001
                                        -----------


                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

                                                                                   ----           -----
            1.         Federal Income Taxes                                Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            2.         FICA withholdings                                   Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            3.         Employee's withholdings                             Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            4.         Employer's FICA                                     Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            5.         Federal Unemployment Taxes                          Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            6.         State Income Tax                                    Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            7.         State Employee withholdings                         Yes      X      No
                                                                                   ----           -----

                                                                                   ----           -----
            8.         All other state taxes                               Yes      X      No
                                                                                   ----           -----


            If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.



                            OPERATING REPORT Page 6

-----------------------------------------------------------------------------------------------------------------------------
                                                      Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                          VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                          DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer               Allied Products Corp
                       ------------------------------------------------------------------------------------------------------
                       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------

The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from      29-Jul-01 to 10-Aug-01
                                                                                    -------------  -------------

                                                      Payroll Date                   10-Aug-01
Taxes Reported on                                                                   -------------
form 941, Employer's
Quarterly Federal Tax                Gross wages paid to employees                                $                    30,485
Return                                                                                           ----------------------------
                                     Income tax withheld                                          $                     7,056
                                                                                                 ----------------------------
                                     SOCIAL SECURITY  Employer's Soc. Sec.                        $                       510
                                                                                                 ----------------------------
                                                      Employee's Soc. Sec                                                 510
                                                                                                 ----------------------------
                                                      Employer's Medicare                                                 442
                                                                                                 ----------------------------
                                                      Employee's Medicare                                                 442
                                                                                                 ----------------------------
                                                      SOC. SEC & MEDICARE TOTAL                   $                     1,904
                                                                                                 ----------------------------
                                     Tax Deposited                                                $                     8,960
                                                                                                 ----------------------------
                                     Date Deposited                                 Wired To ADP 8/10/01
                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                                  FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from                to
                                                                                    -------------   -------------
Taxes Reported on
form 940, Employer's                 Gross wages paid to employees                                $                         -
Annual Federal                                                                                   ----------------------------
Unemployment Tax                     Tax Deposited                                                $                         -
Return                                                                                           ----------------------------
                                     Date Deposited
                                                                                    ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------
                                -----
Deposit Method                           Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                -----
(check box)                      X       Electronic Federal Payment System (EFTPS) Deposit
                                -----
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 8/10/01  received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


15 of 17
Payroll 8.10                 Cat. #43099Z                 Form 6123 (rev. 06-97)

-----------------------------------------------------------------------------------------------------------------------------
                                                      Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                          VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                          DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer               Allied Products Corp
                       ------------------------------------------------------------------------------------------------------
                       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------

The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                                  FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from      11-Aug-01 to 24-Aug-01
                                                                                    -------------  -------------

                                                      Payroll Date                   24-Aug-01
Taxes Reported on                                                                   -------------
form 941, Employer's
Quarterly Federal Tax                Gross wages paid to employees                                $                    30,485
Return                                                                                           ----------------------------
                                     Income tax withheld                                          $                     7,056
                                                                                                 ----------------------------
                                     SOCIAL SECURITY  Employer's Soc. Sec.                        $                       495
                                                                                                 ----------------------------
                                                      Employee's Soc. Sec                                                 495
                                                                                                 ----------------------------
                                                      Employer's Medicare                                                 442
                                                                                                 ----------------------------
                                                      Employee's Medicare                                                 442
                                                                                                 ----------------------------
                                                      SOC. SEC & MEDICARE TOTAL                   $                     1,875
                                                                                                 ----------------------------
                                     Tax Deposited                                                $                     8,931
                                                                                                 ----------------------------
                                     Date Deposited                                 Wired To ADP 8/24/01
                                                                               ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                                  FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                      for the payroll period from                to
                                                                                    -------------   -------------
Taxes Reported on
form 940, Employer's                 Gross wages paid to employees                                $                         -
Annual Federal                                                                                   ----------------------------
Unemployment Tax                     Tax Deposited                                                $                         -
Return                                                                                           ----------------------------
                                     Date Deposited
                                                                                    ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------
                                -----
Deposit Method                           Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                -----
(check box)                      X       Electronic Federal Payment System (EFTPS) Deposit
                                -----
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 8/24/01  received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.


16 of 17
Payroll 8.24                 Cat. #43099Z                 Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY
                      ------------------------------------


I, RICHARD DREXLER, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                   --------------------------------------------
                                   For the Debtor In Possession (Trustee)

                                   Print or type name and capacity of
                                   person signing this Declaration:

                                               Richard A. Drexler
                                   --------------------------------------------

                                         Chairman, President, CEO and CFO
                                   --------------------------------------------




DATED:
       --------------------------------------------






                            OPERATING REPORT Page 8